UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2020, Accuray Incorporated (the “Company”) issued a press release announcing its financial results for the third fiscal quarter ended March 31, 2020. A copy of the Company’s press release dated April 28, 2020, titled “Accuray Reports Fiscal 2020 Third Quarter Financial Results” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated April 28, 2020, titled “Accuray Reports Fiscal 2020 Third Quarter Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: April 28, 2020	By:	/s/ Shig Hamamatsu
Shig Hamamatsu
Senior Vice President & Chief Financial Officer

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